                                                                   EXHIBIT 10.13

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of June 28, 1996 (this "Agreement"), between NACCO MATERIALS HANDLING GROUP, INC., a Delaware corporation having its principal executive offices at 2701 NW Vaughn, Suite 900, Portland, Oregon 97210 (hereinafter called "Borrower"), and NACCO INDUSTRIES, INC., a Delaware corporation having its principal executive offices at 5875 Landerbrook Drive, Mayfield Heights, Ohio 44124 (hereinafter called "Lender").

                                   BACKGROUND

         Lender has agreed to loan Borrower an amount not to exceed Fifty Million Dollars ($50,000,000) for the purposes set forth herein. Lender is willing to extend such credit, subject to the terms and conditions hereinafter set forth.

         In consideration of the mutual convenants and agreements contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged by all parties hereto, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         "AFFILIATE" shall mean a Person (other than Borrower) that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, Borrower.

         "AUTHORIZED REPRESENTATIVE" shall mean the Chief Financial Officer, Treasurer or any Assistant Treasurer of Borrower, or any other individual designated by Borrower in writing to Lender.

         "DEBTOR RELIEF LAWS" shall mean the Federal Bankruptcy Code, together with any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

         "DEFAULT" shall mean any event specified in Section 6.1 hereof, whether or not any requirement for the giving of notice, or the lapse of time, or the happening of any further condition, event or act has been satisfied.

         "DEFAULT RATE" shall mean a rate of interest per annum equal to the interest rate per annum determined from time to time pursuant to the Note, plus two percent (2%); provided, however, that in no event shall such rate exceed the maximum rate allowed by law.

         "DOLLARS" and the sign "$" shall refer to lawful money of the United States of America.

         "EVENT OF DEFAULT" shall have the meaning assigned to it in Section 6.1 hereof.

         "EXISTING DEBT" shall mean Borrower's debts and liabilities in existence on the date of this Agreement.

         "LAWS" shall mean all statutes, laws, ordinances, rules, regulations, orders, writs, judgments, injunctions, or decrees of the United States, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal.

         "LITIGATION" shall mean any proceeding, claim, lawsuit and/or investigation conducted or threatened by or before any Tribunal, including, but not limited to, proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, tax, or other Laws, or under or pursuant to any contract, agreement or other instrument.

         "LOAN" OR "LOANS" shall mean any credit extended by Lender pursuant to the first sentence of Section 2.1 hereof.

         "LOAN PAPERS" shall mean this Agreement, the Note and all other instruments and documents, if any, to be executed and delivered by Borrower or any Person pursuant to the terms of this Agreement.

         "MATERIAL ADVERSE CHANGE OR EFFECT" shall mean any act or event or circumstance which (i) causes an Event of Default or Default, (ii) otherwise might be material and adverse to the financial condition or business operations of Borrower, or (iii) in any manner whatsoever could affect adversely the validity or enforceability of any of the Loan Papers.

         "NOTE" shall mean the promissory note of Borrower delivered to Lender pursuant to Section 2.1 hereof, or any promissory note delivered thereafter in substitution therefor.

         "OBLIGATION" shall mean all present and future obligations, indebtedness and liabilities, and all renewals, modifications, increases or extensions of all or any part thereof, of Borrower to Lender arising from, by virtue of, or pursuant to this Agreement, the Note, the other Loan Papers and any and all renewals, modifications, increases and extensions thereof, or any part thereof, or future amendments thereto, and all interest accruing on all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several.

         "PERSON" shall mean and include an individual, a general or limited partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department, Tribunal, agency or political subdivision thereof.

         "REQUEST" shall mean the request by Borrower in writing for a Loan in accordance with Section 2.6 hereof.

         "TAXES" shall mean all taxes, assessments, fees or other charges from time to time or at any time imposed by any Laws or by any Tribunal.

         "TOTAL PRINCIPAL DEBT" shall mean, at any time, the unpaid principal balance of the Note.

         "TRIBUNAL" shall mean any state, commonwealth, federal, foreign, territorial, or other court or governmental department, commission, board, bureau, agency or instrumentality.


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                                   ARTICLE II

                                      LOAN

         2.1 FACILITY. Lender agrees, upon the terms and subject to the conditions of this Agreement, to make a loan or loans to Borrower, as revolving credit, in such amount or amounts as Borrower may from time to time request, but not exceeding in the aggregate outstanding at any time under this Agreement, Fifty Million Dollars ($50,000,000). The obligation of Borrower to repay the Loans made pursuant to this Section 2.1 shall be evidenced by a note substantially in the form of Exhibit "A" hereto (the "Note"), dated the date of this Agreement. Within the limit of the credit provided by the first sentence of this Section 2.1, and upon the terms and subject to the conditions of this Agreement, Borrower may borrow, prepay and reborrow under the facility created hereby. As sums are borrowed or repaid by Borrower pursuant to this facility, Lender (a) shall revise the grid on the final page of the Note to reflect such borrowing or repayment, and (b) cause its Chief Financial Officer, the Treasurer or any Assistant Treasurer or any Assistant Treasurer to initial such changes.

         2.2 PAYMENT OF PRINCIPAL. Lender shall have the right to demand payment of the Total Principal Debt outstanding in whole or in part at any time, with twenty-four (24) hours notice. Borrower may prepay the aggregate principal amount outstanding under the Note in whole or in part at any time, without penalty.

         2.3 INTEREST ON NOTE. Except as otherwise provided herein, all unpaid principal under the Note from the dates of any borrowings shown thereon shall bear interest, and interest shall be due and payable, as provided in the Note; provided, however, that in no event shall the interest rate on the Note exceed the highest rate permitted by law.

         2.4 AUTHORIZATION. Each of the Authorized Representatives is hereby authorized to make borrowings in the name of and on behalf of Borrower and to receive money pursuant to the terms of this Agreement at any time, and from time to time, to the full extent of the facility established pursuant to Section 2.1 hereof.

         2.5 PURPOSE. Except as otherwise provided herein, the proceeds of all Loans may be used for any general corporate purpose of the Borrower, including investments.

         2.6 BORROWING PROCEDURES. To make a borrowing under the facility established pursuant to Section 2.1 hereof, Borrower shall submit, by or through an Authorized Representative, a request in writing for a Loan substantially in the form of Exhibit "B" hereto (the "Request") to the Chief Financial Officer or Treasurer of Lender, or any designee of such officers, for a Loan under the facility in an amount to be specified by such Authorized Representative. Such Request may be made at any time, and from time to time. Upon receipt of such a Request, unless a Default has occurred and is continuing, or as otherwise limited by this Agreement, Lender shall fund the Request.

         2.7 LIMITATION ON BORROWINGS. Notwithstanding any other provision hereof, Lender shall not be obligated to honor any Request or to fund such Loan if, in the opinion of Lender's Chief Financial Officer, as evidenced by a certificate to such effect, the funding of such Loan would have a material adverse effect on Lender or its business operations.

                                   ARTICLE III

                              AFFIRMATIVE COVENANTS

         3.1 GENERAL COVENANTS. During the term of this Agreement, or as long as any part of the Obligation is outstanding, Borrower covenants that it shall:

         (a) PAYMENT: Duly and punctually pay or cause to be paid the principal of and interest on the Loans.

         (b) CORPORATE EXISTENCE. Maintain its corporate existence under the Laws of the State of Delaware in good standing and maintain its rights to transact business in all other states where the nature of its activities require it to do so and where the failure to be so qualified would have a Material Adverse Change or Effect.

         (c) NOTICE OF DEFAULT. Immediately upon the happening of any condition or event which constitutes a Default, deliver to Lender a written notice specifying the nature and period of existence thereof and what action Borrower is taking and proposes to take with respect thereto.

         (d) TAXES, ETC. Duly and punctually pay and discharge, or cause to be paid and discharged, prior to any default, all valid claims and charges of any Tribunal of every nature, and all Taxes levied or imposed upon it, unless contested in good faith and by appropriate proceedings.

         (e) INSURANCE. Procure and maintain in force with financially sound and reputable insurers, insurance policies with respect to its property and business against such casualties and contingencies (including but not limited to fire, public liability, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as are usual, customary and then-available for companies in the same line of business as Borrower.

         (f) MATERIAL ADVERSE CHANGE. Promptly after Borrower becomes aware of
(i) any Material Adverse Change or Effect, or (ii) the pendency or threat of any Litigation or of any Tax deficiency which, if decided adversely to Borrower, would have a Material Adverse Change or Effect, give notice to Lender thereof.

         (g) COMPLIANCE WITH OTHER OBLIGATIONS. Perform and observe all Obligations.

         (h) NOTICE; COMPLIANCE. From time to time, take such steps as may be necessary or advisable to render fully valid and enforceable under all applicable Laws the rights of Lender, in each case in such form and at such times as shall be satisfactory to Lender and its counsel, and pay all fees and expenses (including attorney's fees) incidental to compliance with this Section
3.1 (h).

         (i) LAWS. Comply with all applicable Laws, and secure or cause to be secured all necessary approvals or authorizations required in the conduct of its business where failure to obtain such approvals or authorizations would have a Material Adverse Change or Effect.

         (j) OTHER INDEBTEDNESS. Duly and punctually pay or cause to be paid all principal and interest on any debt of Borrower to third parties, comply with and perform all conditions, terms and obligations of the notes evidencing such debt and the deeds of trust and mortgages or other security documents securing it.

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         (k) TAX. If at any time any law shall be enacted imposing or authorizing the imposition of any Tax upon any of the Loan Papers, or upon any rights, titles or interests created thereby, or upon the Obligation or any part thereof, immediately pay all such Taxes.

         (l) INSPECTION. Permit any representatives of Lender to visit and inspect any of the properties of Borrower, to examine all books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, employees and auditors at all such reasonable times and as often as may be reasonably requested by Lender.

         (m) FURTHER ASSURANCES. Promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or any of the other Loan Papers or in the execution or acknowledgment thereof, and execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such further instruments and do such further acts as may be necessary or as may be requested by Lender to carry out more effectively the purposes of this Agreement and any of the other Loan Papers.

         3.2 ACCOUNTS, REPORTS AND OTHER INFORMATION. During the term of this Agreement, or as long as any part of the Obligation is outstanding, Borrower covenants it will maintain a standard system of accounting in accordance with sound accounting practice, and furnish or cause to be furnished to Lender the following:

         (a) QUARTERLY STATEMENTS. As soon as practicable after the end of each fiscal quarter of Borrower, commencing September 30, 1996, and in any event within 45 days after the end of each such quarter:

         (i) A balance sheet of Borrower as of the end of such quarter; and

         (ii) Statements of income and retained earnings of Borrower for such quarter, all in reasonable detail and prepared in accordance with sound accounting practice.

         (b) ANNUAL STATEMENTS. As soon as practicable after the end of each fiscal year of Borrower, and in any event within ninety (90) days thereafter:

         (i) A balance sheet of Borrower at the end of such year; and

         (ii) Statements of income and retained earnings of Borrower for such year, all in reasonable detail and prepared in accordance with sound accounting practice.

         (c) NOTICE FROM REGULATORY AGENCIES. Promptly upon receipt thereof, information with respect to and copies of any notices received from federal or state regulatory agencies or any Tribunal relating to an order, ruling, statute or other Law or information which might have a Material Adverse Change or Effect.

                                   ARTICLE IV

                               NEGATIVE COVENANTS

         4.1 GENERAL COVENANTS. During the term of this Agreement or as long as any part of the Obligation is outstanding, Borrower covenants it will not, without the prior consent of Lender:

         (a) DISPOSITION OF ASSETS. Other than in the ordinary course of business, sell, lease, transfer or otherwise dispose of more than five percent (5%) in the aggregate of its assets or any of its assets which contribute to at least five percent (5%) of its gross income; provided, however, that the foregoing provision (i) shall not be applicable if the proceeds of such sale, lease or transfer (to the extent such proceeds are not in excess of the Obligation) are used to prepay the Obligation, or (ii) shall not be applicable to sales, leases, transfers or other dispositions of any assets of Borrower to any Affiliate.

         (b) MERGER, ACQUISITION AND CONSOLIDATION. Consolidate or merge with any other Person, nor permit any other Person to consolidate with or merge into it; provided, however, that the foregoing shall not apply to any transaction involving solely one or more Affiliates.

         (c) LIMITATION ON DEBT. Create, incur, assume, become or be liable, in any manner in respect of, or suffer to exist, any debt (except Existing Debt and the Obligation) if, when combined with all other debt and liabilities, such debt would exceed Borrower's surplus.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         5.1 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

         (a) ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Borrower has the corporate power and authority to own the property that it owns and to carry on the business that it conducts and proposes to conduct.

         (b) EXECUTION, DELIVERY AND PERFORMANCE. Borrower has the corporate power and authority to enter into this Agreement, to execute the Note, all other Loan Papers and all other documents that constitute a part of this Loan transaction, and Borrower has the corporate power and authority to carry out the terms and provisions of each of such Loan Papers. This Agreement and the Note constitute duly authorized, valid and legally binding obligations of Borrower. The execution and delivery of all of the Loan Papers by Borrower and the performance by Borrower of the Obligations have been authorized by all corporate actions necessary to create such authorization.

         (c) LITIGATION. There is no Litigation affecting Borrower that will or could (whether individually or in the aggregate with other Litigation) have a Material Adverse Change or Effect.

         (d) CONFLICTING AGREEMENTS AND OTHER MATTERS. No default which could result in a Material Adverse Change or Effect exists under any order, writ, injunction, decree or demand of any Tribunal or in the performance or observance of any obligation, covenant, or condition in any agreement to which Borrower is bound. Borrower is not a party to or otherwise subject to any contract or agreement which, absent waiver or consent, would restrict or otherwise affect the right or ability of Borrower to execute this Agreement or any of the other Loan Papers or the performance of any of their respective terms other than such contracts and agreements as to which requisite waivers or consents have been obtained by Borrower and furnished to Lender. Neither the execution nor delivery of this Agreement or any of the other Loan Papers, nor fulfillment of, nor compliance with, their respective terms and provisions, will (i) violate or conflict with any provision of any Law, determination or award presently in effect by which Borrower or any of its properties is bound or affected, or any provision of the Certificate of Incorporation or Bylaws of Borrower (as amended to the date hereof); (ii) result in any breach of or constitute a default under any mortgage, deed of trust, indenture, loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which Borrower or any of its properties may be bound or affected; (iii) require the consent of any other Person, except such authorizations, consents, approvals and licenses as have been obtained by Borrower and furnished to Lender; or (iv) require the authorization, consent or approval of, or any license from, or any filing or registration with, any Tribunal, except such authorizations, consents, approvals and licenses as have been obtained by Borrower and furnished to Lender.

         (e) OTHER AGREEMENTS. Borrower has performed all material obligations required to be performed by it and is not in material default under any agreements or other instrument to which it is a party or by which it is bound.

         (f) DISCLOSURE. Neither this Loan Agreement, any of the other Loan Papers nor any other document, financial statement, projection, credit information, certificate or statement furnished or required herein to be furnished to Lender by Borrower in connection with this Agreement contains any untrue, incorrect or misleading statement of fact, and all of these documents taken as a whole do not omit to state a fact material to this Agreement, to Lender's decision to enter into this Agreement or to the transaction contemplated hereunder. All representations and warranties made herein or in any certificate, projection or other document delivered to Lender by or on behalf of Borrower, pursuant to or in connection with this Agreement, shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf, and shall survive the making of any and all Loans contemplated hereby.

                                   ARTICLE VI

                                     DEFAULT

         6.1 DEFAULT. The term "Event of Default," as used herein, means the occurrence and continuance of any one or more of the following events (including the passage of time, if any, specified therefor):

         (a) PAYMENTS. The failure or refusal by Borrower to pay the principal of, or interest on, the Loans or any other fee or obligation created pursuant to this Agreement, the Note or any of the other Loan Papers on or before ten (10) days after the date such payment is due.

         (b) OTHER COVENANTS. The failure or refusal by Borrower punctually and properly to perform, observe and comply with any other covenant, term or provision contained in this Agreement or any of the other Loan Papers, within ten (10) days after the obligation to report such failure or refusal to Lender has occurred.

         (c) VOLUNTARY DEBTOR RELIEF. Borrower shall (i) execute an assignment for the benefit of creditors, or (ii) admit in writing its inability, or be generally unable, to pay its debts generally as they become due, or (iii) voluntarily seek the benefit or benefits of any Debtor Relief Law, or (iv) voluntarily become a party to any proceeding provided for by any Debtor Relief Law that could suspend or otherwise affect any of the rights of Lender granted in this Agreement or any of the other Loan Papers.

         (d) INVOLUNTARY PROCEEDINGS. Borrower shall involuntarily (i) have an order, judgment or decree entered against it by any Tribunal pursuant to any Debtor Relief Law that could suspend or otherwise affect any of the rights granted to Lender in this Agreement or any of the other Loan Papers, and such order, judgment or decree is not stayed or reversed within thirty (30) days after the entry thereof, or (ii) have a petition filed against it seeking the benefit or benefits provided for by any Debtor Relief Law that would suspend or otherwise affect any of the rights granted to Lender in this Agreement or any of the other Loan Papers, and such petition is not discharged within thirty (30) days after the filing thereof.

         (e) MISREPRESENTATION. Any statement, representation or warranty in this Agreement, any of the other Loan Papers, or in any writing at any time delivered to Lender pursuant to any of such documents, is materially false or misleading.

         6.2 REMEDIES UPON DEFAULT. If an Event of Default occurs, the aggregate unpaid principal balance of and accrued interest on the Obligations shall thereupon become due and payable concurrently therewith, without any action by Lender and without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby expressly waived by Borrower. In lieu of the interest rate established by the terms of the Note, Borrower shall pay Lender interest at the Default Rate on any principal outstanding thereunder and on any unpaid interest due thereon from the date of the Default.

         Upon the occurrence of an Event of Default, Lender may, at its election, do any one or more of the following:

         (i)      JUDGMENT. Reduce any claim to judgment.

         (ii) RIGHTS. Exercise any and all rights afforded by the Laws of the State of Ohio or any other jurisdiction, or by this Agreement or any of the Loan Papers, or by Law or equity, or otherwise, as Lender shall deem appropriate.

         (iii) OFFSET. Exercise the right of offset against the interest of Borrower in and to any funds or property in possession of Lender to the fullest extent of the Obligation.

         (a) PERFORMANCE BY LENDER. Should any covenant, duty or agreement of Borrower fail to be performed in all respects in accordance with the terms of the Loan papers, Lender may, at its option, perform, or attempt to perform, such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender at Lender's principal corporate offices, together with interest thereon at the Default Rate from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender neither assumes nor shall ever have, except by express written consent of Lender, any liability or responsibility for the performance of any duties of Borrower hereunder.

         (b) LENDER NOT IN CONTROL. None of the covenants or other provisions contained in this Agreement or any of the other Loan Papers shall, or shall be deemed to, give Lender the rights or power to exercise control over the affairs and/or management of Borrower, the power of Lender under the Loan Papers being limited to the right to exercise the remedies provided in this Agreement or any of the other Loan Papers.

         (c) WAIVERS. The acceptance by Lender at any time and from time to time of part payment on the Obligation shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any particular Event of Default shall be deemed to be a waiver of any Event of Default other than said Event of Default. No delay or omission by Lender in exercising any right hereunder or under the Loan Papers shall impair such right or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right hereunder or under the Loan Papers or otherwise.

         (d) CUMULATIVE RIGHTS. All rights available to Lender hereunder or under any of the other Loan Papers shall be cumulative of, and in addition to, all other rights granted to Lender at Law or inequity, whether or not the Obligation be due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Papers.

         6.3 POWER OF ATTORNEY. Effective immediately upon the occurrence of any Event of Default hereunder, Borrower appoints Lender as Borrower's attorney-in-fact with full power in Borrower's name and behalf to do every act which Borrower is obligated to do or may be required to do hereunder; however, nothing in this Section 6.3 shall be construed to obligate Lender to take any action hereunder.

         6.4 WAIVERS BY BORROWER. Borrower waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligation outstanding at any time and all other notices respecting the Obligation; and agrees that maturity of the Obligation and any part thereof may be extended or renewed one or more times by Lender in its discretion, without notice to Borrower.

         6.5 RIGHTS AND POWERS OF LENDER. Upon the occurrence of an Event of Default, Lender, without liability to Borrower, shall be entitled to obtain from any Person information regarding Borrower or Borrower's business, which information any such Person also may furnish without liability to Borrower. Lender shall not be liable for any act or omission on the part of the lender, its officers, agents or employees, except willful misconduct. The foregoing rights and powers of Lender will be in addition to, and not a limitation upon, any rights and powers of Lender given by Law, elsewhere in this Agreement, or otherwise.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1 NUMBER AND GENDER OF WORDS. Wherever herein the singular number is used, the same shall include the plural where appropriate, and vice versa, and words of any gender shall include each other gender where appropriate.

         7.2 HEADINGS. The headings, captions and arrangements used in this Agreement and in any of the other Loan Papers are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify their respective terms, nor affect the meaning thereof.

         7.3 ARTICLES, SECTIONS, DESCRIPTIONS AND EXHIBITS. All references to "Article," "Sections," "subparagraphs" or "subsections" contained herein are, unless specifically indicated otherwise, references to articles, sections, subparagraphs and subsections of this Agreement. All references to "hereof," "hereto," "hereunder" and similar terms shall refer to this Agreement and not to any particular section or provision of this Agreement. Any reference to an "Exhibit" contained herein is a reference to an exhibit attached hereto, which exhibit is made a part hereof for all purposes, the same as if et forth herein verbatim. If any exhibit attached hereto which is to be executed and delivered contains blanks or is otherwise required to be updated from time to time, it shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to, at the time of or after the execution and delivery thereof.

         7.4 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and the delivery of this Agreement or any of the other Loan Papers and shall be deemed to be remade in connection with each borrowing under Section 2.1 hereof. All statements contained in any certificate or other instrument delivered by or on behalf of Borrower in connection therewith, shall be deemed to constitute representations and warranties made by Borrower.

         7.5 PARTIES IN INTEREST. All convenants and agreements contained in this Agreement and all other Loan Papers shall bind and insure to the benefit of the respective successors and assigns of the parties hereto, except that Borrower may not assign its rights hereunder without the prior written consent of Lender.

         7.6 GOVERNING LAW. This Agreement and the Note shall be deemed to be contracts made under the Laws of Ohio and shall be construed and enforced in accordance with the Laws of Ohio. Without excluding any other jurisdiction, Borrower agrees that the courts of Ohio will have jurisdiction over proceedings in connection herewith.

         7.7 INDEMNITY. Borrow agrees to, and does indemnify and hold harmless Lender against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or assessed against Lender in any way relating to, or arising out of, any of the Loan Papers or any other transaction contemplated therein, to the extent that any of the same results, directly or indirectly, from any claims made or actions, suits or proceedings commenced by or on behalf of any Person other than Lender. The obligation of Borrower under this Section 7.7 shall survive termination of this Agreement.

         7.8 SEVERABILITY. If any provision of this Agreement or any of the other Loan Papers is held to be illegal, invalid or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, the appropriate Loan Paper shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Paper a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

         7.9 AMENDMENT. The provisions of this Agreement and the other Loan Papers may not be amended, modified or waived except by the written agreement of Borrower and Lender.

         7.10 ENTIRE AGREEMENT. This Agreement and the other Loan Papers embody the entire agreement among the parties and supersede all prior agreements and understanding, if any, relating to the subject matter thereof.

         7.11 EXCEPTIONS TO COVENANTS. Borrowers shall not be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


BORROWER:                               NACCO MATERIALS HANDLING GROUP, INC.
5875 Landerbrook Drive
Mayfield Heights, Ohio  44124           By /s/ Jeffrey C. Mattern
Attention:  Chief Financial Officer        -------------------------------------
                                        Its  Treasurer
                                            ------------------------------------


LENDER:                                 NACCO INDUSTRIES, INC.
5875 Landerbrook Drive                  By /s/ J. C. Butler
Mayfield Heights, Ohio  44124              -------------------------------------
Attention:  Treasurer                   Its:  Treasurer
                                            ------------------------------------

                               Fluctuating Balance

                                 Promissory Note



                                                            June 28, 1996


         FOR VALUE RECEIVED, the undersigned NACCO Materials Handling Group, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of NACCO Industries, Inc., a Delaware corporation ("Lender"), upon demand, at the principal executive offices of Lender in the City of Mayfield Heights, Ohio (or such other address as Lender shall hereinafter designate in writing), in lawful money of the United States of America, the principal sum of Fifty Million Dollars ($50,000,000) or, if less, the last amount appearing in the "unpaid principal balance" column of the grid attached hereto as EXHIBIT A, and to pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof to maturity, whether by acceleration or otherwise, on September 30, 1996 and on each December 31, March 31, June 30 and September 30 thereafter (each, an "Interest Payment Date"; each period commencing on the day immediately following an Interest Payment Date and ending on the immediately following Interest Payment Date being an "Interest Period"). Interest hereon shall be calculated on the basis of a 360 day year consisting of twelve 30 day months, and shall be calculated at a rate per annum equal to the interest rate calculated pursuant to the terms of the Amended and Restated Credit Agreement dated as June 4, 1996 among NACCO Materials Handling Group, Inc., the Banks party thereto, the Co-Arrangers and Co-Agents listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (the "Credit Agreement"). The interest rate will be calculated and fixed on the first day of each Interest Period and compounded daily through each Interest Period. Lender shall have the right to demand payment of the unpaid principal balance hereunder, in whole or in part, at any time, and Borrower shall have the right to prepay, in whole or in part, the unpaid balance hereunder at any time.

This Note evidences borrowings under a Loan Agreement dated as of June ___, 1996 between Borrower and Lender, to which reference is hereby made for a statement of the terms and conditions applicable to the Note.



                                    NACCO Materials Handling Group, Inc.


                                    By:
                                       -----------------------------------------
                                    Title:


Attest:


By:
   ------------------------------
Title:

                                                                       Exhibit A
                                                                       ---------


----------------------- --------------------- -------------------- --------------------- --------------------
                             PRINCIPAL                                   AGGREGATE
                              AMOUNT                PRINCIPAL            PRINCIPAL            APPROVED BY
         DATE                ADVANCED              AMOUNT PAID          OUTSTANDING             LENDER
----------------------- --------------------- -------------------- --------------------- --------------------

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----------------------- --------------------- -------------------- --------------------- --------------------

                      NACCO MATERIALS HANDLING GROUP, INC.
                                PORTLAND, OREGON





                        Request for Loans and Certificate
                  Pursuant to Section 2.6 of the Loan Agreement
                                   Dated as of



To:      NACCO Industries, Inc.
         Mayfield Heights, Ohio


         The undersigned hereby requests a loan under the Loan Agreement in the amount of ___________ to be made on _______________ and to be evidenced by the undersigned's Note.

         In support of this request, the undersigned hereby certifies that:

         1.       The representation and warranties made by the Borrower in
                  Section 5.1 of the Loan Agreement are true and correct on and as of this date.

         2. No Event of Default set forth in Section 6.1 of the Loan Agreement, and no event which might become such an Event of Default after the lapse of time or the giving of notice and the lapse of time, has occurred and is continuing or will exist upon the disbursement of such loan.

         EXECUTED this               day of                             , 199  .
                       -------------       ----------------------------      --


                                            NACCO MATERIALS HANDLING GROUP, INC.


                                            By:
                                               ---------------------------------
                                            Title: